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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  February 5, 2003.


                               HOME DIRECTOR, INC.


        DELAWARE                    333-86873               52-2143430
(State or Other Jurisdiction of  Commission file number  (I.R.S. Employer
Incorporation or Organization)                          Identification No.)

       2525 COLLIER CANYON ROAD
        LIVERMORE, CALIFORNIA                                 94551
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code:  (925) 373-0438
                                                            -----------------



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ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

     99.1 Estimates and projections of Home Director, Inc.

ITEM 9     REGULATION FD DISCLOSURE

     The Company has determined to make generally available to the investment community an estimate of its 2002 results and certain projections for the three years ending December 31, 2005. A copy of the estimate and projections is attached as Exhibit 99.1 to this Form 8-K.

     While the Company believes the estimated 2002 results are materially correct, they are not presented as full financial statements and have not been audited or reviewed by the Company's accountants. The Company's projections for subsequent periods are based on a number of assumptions which are subject to change and to a number of significant risks, including those described in the Company's registration statement on Form S-4 which became effective October 29, 2002. In light of the Company's limited operating history, the evolving nature of its business and the absence of a significant backlog of orders, projections of its future results are inherently speculative and uncertain.

     The Company regularly reviews and revises projections for its internal use. It does not regularly release projected financial information to the public and does not intend to do so in the foreseeable future. Accordingly, investors should not place undue reliance on the Company's projections, since its projections are subject to continuing revision which may not be publicly disclosed.

This Report on Form 8-K and the attached exhibits include statements that are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views about future events. They are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate", "possibility," "estimates," "projects" and similar expressions identifying their forward-looking character. Investors should not rely on these forward-looking statements as assurances of future events, because such statements are inherently subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from the company's expectations. The factors that may affect the outcome of such expectations include, but are not limited to factors detailed from time to time in the Company's filings with the SEC, including the Company's registration statement on Form S-4 which became effective on October 29, 2002 and its Report on Form 8-K filed December 20, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February  5,  2002




                                   HOME DIRECTOR, INC.
                                   (Registrant)

                                   By: /s/ Daryl Stemm
                                     -----------------------------------
                                        Name:   Daryl Stemm
                                        Title:  Chief Financial Officer
                                                And Secretary




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description                                        Page
-----------   -----------                                        ----

99.1          Estimates and projections of Home Director, Inc.     5













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